Principal Funds, Inc.
Supplement dated March 25, 2022
to the Statement of Additional Information dated March 1, 2022
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
In the Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers) table, delete the row for Randy R. Woodbury and replace the existing row for Bryan C. Davis with the following:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Bryan C. Davis (1): Core Plus Bond and Government & High Quality Bond Funds
Registered investment companies	8	$1.1 billion	0	$0
Other pooled investment vehicles	16	$6.3 billion	0	$0
Other accounts	29	$4.8 billion	0	$0

(1) Information as of February 28, 2022

In the Ownership of Securities table, delete the row for Randy R. Woodbury and add the following alphabetically to the list:

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Bryan C. Davis (1)	Core Plus Bond	$500,001 - $1,000,000
(1) Information as of February 28, 2022